UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2024

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Invesco Real Estate Income Trust Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56655	83-2188696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N. Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-7400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Invesco Real Estate Finance Inc. (the "Company") was held on November 7, 2024. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board's solicitations. At this meeting, the stockholders were requested to: (1) elect a Board of Directors and (2) ratify the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2024, all of which were described in the proxy statement.

The following actions were taken by the Company's stockholders with respect to each of the foregoing items:

1.Election of the Board of Directors. All the nominees for director were re-elected with at least 99% of the votes cast. With respect to each nominee, there were no broker non-votes. The table below sets forth the voting results for each director.

Name of Nominee	Votes Cast "For"	Votes Cast "Against"	Abstentions
R. Scott Dennis	17,791,729	—	36,364
James H. Forson	17,791,729	—	36,364
R. David Kelly	17,788,621	3,108	36,364
Paul S. Michaels	17,791,729	—	36,364
Ray Nixon	17,791,729	—	36,364
Paul E. Rowsey	17,791,729	—	36,364
Beth A. Zayicek	17,789,454	3,842	34,797

2. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposal was approved by the stockholders by 99% of the votes cast, and the voting results were as follows. There were no broker non-votes.

Votes Cast "For"	Votes Cast "Against"	Abstentions
18,283,843	—	34,797

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Real Estate Income Trust Inc.

By: /s/ Tina Carew
Tina Carew
Deputy General Counsel and Secretary

Date:November 13, 2024